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                                                                  EXHIBIT 10.39

                      AMENDMENT TO STOCK PURCHASE AGREEMENT



         This Amendment to the Stock Purchase Agreement (this "Amendment") is made and entered into effective as of April 2, 1996, by and between Software Publishing Corporation (the "Buyer") and Daniel J. Fraisl, Carl Meyer and Anthony N. Hoeber (collectively referred to as the "Shareholders"), with reference to the following facts:

         A. WHEREAS, the parties have previously entered into that certain Stock Purchase Agreement, effective as of March 31, 1995 (the "Stock Purchase Agreement"), pursuant to which Buyer acquired all of the outstanding capital stock of Digital Paper, Inc. from the Shareholders.

         B. WHEREAS, pursuant to Sections 2.3 (a) and 2.3 (b) of the Stock Purchase Agreement, the Shareholders were to receive certain conditional payments upon the occurrence of certain events, such that an aggregate of $1,500,000 would be paid to the Shareholders if all such events did occur.

         C. WHEREAS, the parties now desire to amend the Stock Purchase Agreement, in order to modify the events which shall trigger the payment of such conditional payments.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and the Shareholders agree as follows:

         1. Modification of Section 2.3(a)(iii) Event Which Triggers Conditional Payments.

         At the end of Section 2.3(a)(iii) of the Stock Purchase Agreement, the following provision shall be added:

         IN THE EVENT THAT COMPLETION OF DEVELOPMENT (ENGINEERING RELEASE) OF THE PRODUCT CODE-NAMED "ASAP OFFICE" OCCURS PRIOR TO THE DATE THAT THE ASAP PRODUCT'S CUMULATIVE SELL-THROUGH UNITS EXCEED 50,000 UNITS SOLD OR LICENSED, PROVIDED THAT COMPLETION OF DEVELOPMENT OF SUCH PRODUCT OCCURS NO LATER THAN EIGHTEEN MONTHS FOLLOWING THE FIRST CUSTOMER SHIPMENT DATE OF THE FIRST ASAP PRODUCT, THEN BUYER WILL CAUSE THE ESCROW AGENT TO PAY TO THE SHAREHOLDERS 70% OF THIS MILESTONE PAYMENT ($175,000) UPON SUCH COMPLETION OF DEVELOPMENT (ENGINEERING RELEASE) OF THE PRODUCT CODE-NAMED "ASAP OFFICE," AND BUYER WILL CAUSE THE ESCROW AGENT TO PAY TO THE SHAREHOLDERS THE REMAINDER OF THIS MILESTONE PAYMENT ($75,000) UPON THE DATE THAT CUMULATIVE SELL-THROUGH UNITS OF THE COMPANY'S ASAP PRODUCTS AND ANY OTHER PRODUCT DERIVATIVE THAT INCORPORATES THE SMARTSLIDE TECHNOLOGY, TOGETHER EXCEED 50,000 UNITS SOLD OR LICENSED.
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         2. Modification of Section 2.3(a)(iv) Event Which Triggers Conditional
Payments.

         Section 2.3(a)(iv) of the Stock Purchase Agreement shall be deleted in full and replaced with the following:

         THE DATE THAT CUMULATIVE SELL-THROUGH UNITS OF THE COMPANY'S ASAP PRODUCT, THE SECOND PRODUCT AND ANY OTHER PRODUCT DERIVATIVE THAT INCORPORATES THE SMARTSLIDE TECHNOLOGY, TOGETHER, BY BUYER AND ITS AFFILIATES AND LICENSEES EXCEED 75,000 UNITS SOLD OR LICENSED, PROVIDED THAT THIS MILESTONE IS ACHIEVED NO LATER THAN 36 MONTHS FOLLOWING THE FIRST CUSTOMER SHIPMENT DATE OF THE COMPANY'S FIRST ASAP PRODUCT. IN THE EVENT THAT COMPLETION OF DEVELOPMENT (ENGINEERING RELEASE) OF A REVENUE-GENERATING "CONFERENCING" PRODUCT CODE- NAMED "JADE" OCCURS PRIOR TO THE DATE THAT CUMULATIVE SELL-THROUGH UNITS OF THE COMPANY'S ASAP PRODUCTS EXCEED 75,000 UNITS SOLD OR LICENSED, THEN BUYER SHALL CAUSE THE ESCROW AGENT TO PAY TO THE SHAREHOLDERS 70% OF THIS MILESTONE PAYMENT ($175,000) UPON SUCH COMPLETION OF DEVELOPMENT (ENGINEERING RELEASE) OF A REVENUE-GENERATING "CONFERENCING" PRODUCT CODE-NAMED "JADE", AND BUYER SHALL CAUSE THE ESCROW AGENT TO PAY TO THE SHAREHOLDERS THE REMAINDER OF THIS MILESTONE PAYMENT ($75,000) ON THE DATE THAT CUMULATIVE SELL- THROUGH UNITS OF THE COMPANY'S ASAP PRODUCTS EXCEED 75,000 UNITS SOLD OR LICENSED.

         3. Modification of Section 2.3(b) Event Which Triggers Conditional Payments.

         Section 2.3(b) of the Stock Purchase Agreement shall be deleted in full and replaced with the following:

         (i) BUYER SHALL PAY THE SHAREHOLDERS AN ADDITIONAL $175,000 UPON COMPLETION OF DEVELOPMENT (ENGINEERING RELEASE) OF THE PRODUCT CODE-NAMED "ASAP OFFICE", PROVIDED THAT COMPLETION OF DEVELOPMENT OF THIS PRODUCT IS ACHIEVED BY NO LATER THAN SEPTEMBER 30, 1996.

         (ii) BUYER SHALL PAY THE SHAREHOLDERS AN ADDITIONAL $175,000 UPON COMPLETION OF DEVELOPMENT (ENGINEERING RELEASE) OF A REVENUE-GENERATING "CONFERENCING" PRODUCT CODE-NAMED "JADE."

         (iii) BUYER SHALL PAY THE SHAREHOLDERS UP TO AN ADDITIONAL $150,000 IF CUMULATIVE REVENUES TO BUYER AND ITS AFFILIATES FROM THE SALE OF SELL-THROUGH UNITS OF THE ASAP PRODUCT, THE SECOND PRODUCT AND ANY OTHER PRODUCT DERIVATIVE THAT INCORPORATES THE SMARTSLIDE TECHNOLOGY, TOGETHER, BY BUYER, ITS AFFILIATES AND LICENSEES EQUAL OR EXCEED AN AGGREGATE OF $18,000,000 (THE "SALES MINIMUM") DURING THE THREE-YEAR PERIOD FOLLOWING THE FIRST CUSTOMER SHIPMENT DATE OF THE COMPANY'S FIRST ASAP PRODUCT, AS FOLLOWS: BUYER WILL HAVE THE OBLIGATION TO PAY THE SHAREHOLDERS AS SET FORTH BELOW IN CASH OR BY
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         CHECK OR BY WIRE TRANSFER (a) $21,429 FOLLOWING THE ACHIEVEMENT OF THE
         SALES MINIMUM AND (b) AN ADDITIONAL $21,429 FOLLOWING THE ACHIEVEMENT OF EACH ADDITIONAL $1,000,000 OF REVENUES FROM THE SALE OF SELL-THROUGH UNITS, UP TO A MAXIMUM PAYMENT BY BUYER TO THE SHAREHOLDERS OF $150,000 UPON THE ACHIEVEMENT OF AT LEAST $25,000,000 OF REVENUES TO BUYER AND ITS AFFILIATES FROM THE SALE OR LICENSE OF CUMULATIVE SELL-THROUGH UNITS WITHIN SUCH THREE-YEAR PERIOD. SUCH ADDITIONAL PAYMENTS PURSUANT TO THIS SECTION 2.3(b)(iii) SHALL: (a) BE MADE BY BUYER WITHIN FORTY-FIVE (45) DAYS OF THE DATE FOLLOWING EACH OF THE THREE ANNIVERSARIES OF THE FIRST CUSTOMER SHIPMENT DATE IN WHICH SUCH ADDITIONAL PAYMENTS SHALL HAVE ACCRUED IN FAVOR OF THE SHAREHOLDERS; AND (b) BE ACCOMPANIED BY A STATEMENT SETTING FORTH IN REASONABLE DETAIL THE CUMULATIVE REVENUE TO THE COMPANY OF SELL-THROUGH UNITS OF SUCH PRODUCTS. SHAREHOLDERS SHALL HAVE THE RIGHT, AT THEIR COST, TO HAVE AN INDEPENDENT AUDITOR OF SHAREHOLDERS' CHOICE PERFORM AN AUDIT OF THE BOOKS AND FINANCIAL RECORDS OF BUYER AND ITS AFFILIATES TO VERIFY THE ACCURACY AND COMPLETENESS OF PAYMENTS PURSUANT TO THIS SECTION 2.3(b)(iii) ON REASONABLE NOTICE TO BUYER DURING BUYER'S BUSINESS HOURS; PROVIDED THAT SUCH AUDITS SHALL OCCUR DURING THE THREE-MONTH PERIOD FOLLOWING THE END OF EACH ANNIVERSARY OF THE FIRST CUSTOMER SHIPMENT DATE.

         4. Effect of Amendment.

         Except as expressly provided herein, all other provisions, terms and conditions of the Stock Purchase Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the date first written above.


THE SHAREHOLDERS:                                BUYER:
                                                 SOFTWARE PUBLISHING CORPORATION

By: /s/ Daniel J. Fraisl                         By: /s/ Irfan Salim
    ---------------------------                      ---------------------------
    Daniel J. Fraisl                                 Irfan Salim,
                                                     President and C.E.O.

By: /s/ Carl Meyer
    ---------------------------
    Carl Meyer


By: /s/ Anthony N. Hoeber
    ---------------------------
    Anthony N. Hoeber